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                                                                     EXHIBIT 1.1

                      HOMEPRIDE MORTGAGE AND FINANCE CORP.

                                HPMFC Trust 200_-____

          [Pass-Through Certificates][Asset-Backed Notes], Series 200_-____

                                     FORM OF

                             UNDERWRITING AGREEMENT

                                                              ____________, 200_

[Name of Underwriter]

Ladies and Gentlemen:

          HomePride Mortgage and Finance Corp. a Delaware corporation (the "Company"), proposes to sell to you (also referred to herein as the "Underwriter") [Pass-Through Certificates][Asset-Backed Notes], Series 200_-____, having the aggregate principal amounts and interest rates set forth above. [The Company has entered into a Trust Agreement dated as of _______, 200_ (the "Trust Agreement") with ________________________ (the "Owner Trustee") creating HPMFC Trust 200_ (the "Issuer"), a statutory business trust established under the laws of the State of Delaware. The Company proposes to direct the Owner Trustee pursuant to the Trust Agreement to cause the Issuer to issue [Asset-Backed Term Notes, Series 200_-___ (the "Term Notes"), Asset-Backed Variable Funding Notes, Series 200_-____ (the "Variable Funding Notes") and Asset-Backed Certificates, Series 200_-____ (the "Certificates" and, together with the Term Notes and the Variable Funding Notes, the "Securities").] Only the Term Notes (the "Notes") are being purchased by ______________________________ (the "Underwriter") hereunder.]

          [The Pass-Through Certificates will be issued pursuant to a Pooling and Servicing Agreement dated as of _________, 200_ (the "Pooling Agreement") among the Issuer, the Company, the Master Servicer and the Servicer.][The Notes will be issued pursuant to an Indenture dated as of ____________, 200_ (the "Indenture") between the Issuer and ______________________________ (the
"Indenture Trustee") and will represent indebtedness of the Issuer. The Certificates will be issued pursuant to the Trust Agreement.] The Securities will be secured by the HPMFC Trust 200_ which has as its assets a pool of [manufactured housing contracts][mortgage loans][home equity loans] (the "Loans"), the collections in respect of such Loans and certain other property. The Securities will have the benefit of an irrevocable and unconditional financial guaranty insurance policy (the "Policy") issued by ___________________________ (the "Credit Enhancer") pursuant to an insurance and reimbursement agreement dated as of _________________ (the "Insurance



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Agreement") between the Issuer, [NAME OF SELLER], as seller (the "Seller"), the
Company, the Credit Enhancer and [NAME OF MASTER SERVICER], as servicer (the "Master Servicer").

          [The Loans will be serviced by the Master Servicer pursuant to the terms of a Servicing Agreement dated as of ________, 200_ (the "Servicing Agreement") between the Master Servicer and the Issuer. Certain administrative, accounting and clerical services will be provided to the Issuer by [NAME OF ADMINISTRATOR] (the "Administrator"), pursuant to an Administration Agreement (the "Administration Agreement") dated as of __________, 200_ between the Administrator and the Issuer.]

          The Securities are more fully described in a Registration Statement which the Company has furnished to the Underwriter. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements.

          The Company has entered into a loan purchase agreement dated as of (the "Loan Purchase Agreement") with the Seller, pursuant to which the Seller has transferred to the Company all of its right, title and interest in and to the Loans as of the Cut-off Date and the collateral securing each such Loan[, and will be obligated to sell to the Company any additions to such principal balances ("Additional Balances") as of the date advances are made to the related mortgagors subsequent to the Cut-off Date]. [Pursuant to the Loan Purchase Agreement, certain other Loans and Additional Balances will be transferred to the Company after the Closing Date and then transferred to the Issuer.

     1. Representations, Warranties and Covenants.

          1.1  The Company represents and warrants to, and agrees with you that:

               (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 33-______) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of Pass-Through Certificates and [Pass-Through Certificates][Asset-Backed Notes] (issuable in series), including the Notes, which registration statement has become effective, and a copy of which, as amended to the date hereof, has heretofore been delivered to you. The Company proposes to file with the Commission pursuant to Rule 424(b) under the rules and regulations of the Commission under the Act (the "1933 Act Regulations") a supplement dated __________, 200_ (the "Prospectus Supplement"), to the prospectus dated _________, 200_ (the "Basic Prospectus"), relating to the Notes and the method of distribution thereof. Such registration statement (No. 33-_______ including exhibits thereto and any information incorporated therein by reference, as amended at the date hereof, is hereinafter called the "Registration Statement"; and the Basic Prospectus and the Prospectus Supplement and any information incorporated therein by reference, together with any amendment thereof or supplement thereto authorized by the Company on or prior to the Closing Date for use in connection with the offering of the [Certificates][Notes], are hereinafter called the "Prospectus." Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 424, or prior to the effective date of the Registration Statement pursuant to Rule 402(a), or 424(a) is hereinafter called a "Preliminary Prospectus Supplement."


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               (b) The Registration Statement has become effective, and the
Registration Statement as of the effective date (the "Effective Date"), and the Prospectus, as of the date of the Prospectus Supplement, complied in all material respects with the applicable requirements of the Act and the 1933 Act Regulations; and the Registration Statement, as of the Effective Date, did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as of the date of the Prospectus Supplement, did not, and as of the Closing Date will not, contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] makes any representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto relating to the information identified by underlining or other highlighting as shown in Exhibit D (the "Excluded Information"); and provided, further, that neither the Company nor [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] makes any representations or warranties as to either (i) any information in any Computational Materials or ABS Term Sheets (each as hereinafter defined) required to be provided by the Underwriter to the Company pursuant to Section 4.2, except to the extent of any information set forth therein that constitutes Pool Information (as defined below), or (ii) as to any information contained in or omitted from the portions of the Prospectus identified by underlining or other highlighting as shown in Exhibit E (the "Underwriter Information"). As used herein, "Pool Information" means information with respect to the characteristics of the Class A Ownership Interest and administrative and servicing fees, as provided by or on behalf of the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] to the Underwriter in final form and set forth in the Prospectus Supplement. The Company acknowledges that, except for any Computational Materials and ABS Term Sheets, the Underwriter Information constitutes the only information furnished in writing by you or on your behalf for use in connection with the preparation of the Registration Statement, any preliminary prospectus or the Prospectus, and you confirm that the such Underwriter Information is correct.

               (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to conduct its business as presently conducted by it.

               (d) This Agreement has been duly authorized, executed and delivered by the Company.

               (e) As of the Closing Date (as defined herein) the [Certificates][Notes] will conform in all material respects to the description thereof contained in the Prospectus and the representations and warranties of the Issuer in the Loan Purchase Agreement will be true and correct in all material respects.

          1.2 [[INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] represents and warrants to and agrees with you that as of the Closing Date the representations and warranties of [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] in the Loan


                                       3



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Purchase Agreement and in the Servicing Agreement will be true and correct in all material respects.]

          1.3 The Underwriter represents and warrants to and agrees with the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] that:

               (a) The Underwriter hereby certifies that (i) with respect to any [Certificates][Notes] issued in authorized denominations or Percentage Interests of less than $25,000 or 20%, as the case may be, the fair market value of each such Note sold to any person on the date of initial sale thereof by the Underwriter will not be less than $100,000, and (ii) with respect to each Note to be maintained on the book-entry records of The Depository Trust Company ("DTC"), the interest in each such Note sold to any person on the date of initial sale thereof by the Underwriter will not be less than an initial Principal Balance of $25,000.

               (b) The Underwriter will use its best reasonable efforts to cause [_______] to issue a commitment letter, prior to the Closing Date, to DTC stating that [________] will value the DTC Registered [Certificates][Notes] (hereinafter defined) on an ongoing basis subsequent to the Closing Date.

               (c) The Underwriter will have funds available at _______________ in the Underwriter's account at such bank at the time all documents are executed and the closing of the sale of the [Certificates][Notes] is completed except for the transfer of funds and the delivery of the [Certificates][Notes]. Such funds will be available for immediate transfer into the account of the Company maintained at such bank.

               (d) As of the date hereof and as of the Closing Date, the Underwriter has complied with all of its obligations hereunder including Section 4.2, and, with respect to all Computational Materials and ABS Term Sheets provided by the Underwriter to the Company pursuant to Section 4.2, if any, such Computational Materials and ABS Term Sheets are accurate in all material respects (taking into account the assumptions explicitly set forth in the Computational Materials or ABS Term Sheets, except to the extent of any errors therein that are caused by errors in the Pool Information). The Computational Materials and ABS Term Sheets provided by the Underwriter to the Company constitute a complete set of all Computational Materials and ABS Term Sheets that are required to be filed with the Commission.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to you, and you agree to purchase from the Company, the [Certificates][Notes] at a price equal to ________________ % of the aggregate principal balance of the [Certificates][Notes] as of the Closing Date. There will be added to the purchase price of the [Certificates][Notes] an amount equal to interest accrued thereon from the Cut-off Date to but not including the Closing Date.

     3. Delivery and Payment. Delivery of and payment for the [Certificates][Notes] shall be made at the office of Orrick, Herrington & Sutcliffe LLP at 10:00 a.m., Los Angeles City time, on ,________ 200_, or such later date as you shall designate, which date and time may be postponed by agreement between you and the Company (such date and time of delivery and payment for the [Certificates][Notes] being herein called the "Closing Date"). Delivery of


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the [Certificates][Notes] shall be made to you through the Depository Trust
Company ("DTC") (such [Certificates][Notes], the "DTC Registered
[Certificates][Notes]").

     4. Offering by Underwriter.

          4.1 It is understood that you propose to offer the [Certificates][Notes] for sale to the public as set forth in the Prospectus and you agree that all such offers and sales by you shall be made in compliance with all applicable laws and regulations.

          4.2 It is understood that you may prepare and provide to prospective investors certain Computational Materials and ABS Term Sheets in connection with your offering of the [Certificates][Notes], subject to the following conditions:

               (a) The Underwriter shall comply with all applicable laws and regulations in connection with the use of Computational Materials, including the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), as well as the PSA Letter referred to below. The Underwriter shall comply with all applicable laws and regulations in connection with the use of ABS Term Sheets, including the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

               (b) For purposes hereof, "Computational Materials" as used herein shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by or at the direction of the Underwriter. For purposes hereof, "ABS Term Sheets" and "Collateral Term Sheets" as used herein shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by or at the direction of the Underwriter.

               (c) (i) All Computational Materials and ABS Term Sheets provided to prospective investors that are required to be filed pursuant to the No-Action Letters shall bear a legend on each page including the following statement:

     "THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY ______________________ [name of Underwriter]. NEITHER THE ISSUER OF THE [CERTIFICATES][NOTES] NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


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               (ii) In the case of Collateral Term Sheets, such legend shall also include the following statement:

     "THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE CLASS A OWNERSHIP INTEREST CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE [CERTIFICATES][NOTES] AND [Except with respect to the initial Collateral Term Sheet prepared by the Underwriter] SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE CLASS A OWNERSHIP INTEREST PREVIOUSLY PROVIDED BY ____________________ [name of Underwriter]."

               The Company shall have the right to require additional specific legends or notations to appear on any Computational Materials or ABS Term Sheets, the right to require changes regarding the use of terminology and the right to determine the types of information appearing therein. Notwithstanding the foregoing, subsection (i) will be satisfied if all Computational Materials and ABS Term Sheets referred to therein bear a legend in a form previously approved in writing by the Company.

               (d) The Underwriter shall provide the Company with representative forms of all Computational Materials and ABS Term Sheets prior to their first use, to the extent such forms have not previously been approved by the Company for use by the Underwriter. The Underwriter shall provide to the Company, for filing on Form 8-K as provided in Section 5.9, copies (in such format as required by the Company) of all Computational Materials and ABS Term Sheets that are required to be filed with the Commission pursuant to the No-Action Letters. The Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed. All Computational Materials and ABS Term Sheets described in this subsection (d) must be provided to the Company not later than 10:00 a.m. New York time one business day before filing thereof is required pursuant to the terms of this Agreement. The Underwriter agrees that it will not provide to any investor or prospective investor in the [Certificates][Notes] any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials and ABS Term Sheets are required to be provided to the Company pursuant to this Section 4.2(d) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Company in accordance with this Section 4.2(d) for filing pursuant to Section 5.9), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

               (e) All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided, that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. If any Computational Materials or ABS Term Sheets that are required to be filed were based on assumptions with respect to the Pool that differ from the final Pool Information in any material respect or on Note structuring terms that were


                                       6



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revised in any material respect prior to the printing of the Prospectus, the
Underwriter shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the final Pool Information and structuring assumptions, circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated orally to the Underwriter they would purchase all or any portion of the [Certificates][Notes], and include such revised Computational Materials and ABS Term Sheets (marked, "as revised") in the materials delivered to the Company pursuant to subsection (d) above.

               (f) The Company shall not be obligated to file any Computational Materials or ABS Term Sheets that have been determined to contain any material error or omission, provided that, at the request of the Underwriter, the Company will file Computational Materials or ABS Term Sheets that contain a material error or omission if clearly marked "superseded by materials dated _______" and accompanied by corrected Computational Materials or ABS Term Sheets that are marked, "material previously dated ________, as corrected." In the event that, within the period during which the Prospectus relating to the [Certificates][Notes] is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Company or the Underwriter, to contain a material error or omission, the Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials and ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to the Underwriter they would purchase all or any portion of the [Certificates][Notes], or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials and ABS Term Sheets (marked, "as corrected") to the Company for filing with the Commission in a subsequent Form 8-K submission (subject to the Company's obtaining an accountant's comfort letter in respect of such corrected Computational Materials and ABS Term Sheets, which shall be at the expense of the Underwriter).

               (g) If the Underwriter does not provide any Computational Materials or ABS Term Sheets to the Company pursuant to subsection (d) above, the Underwriter shall be deemed to have represented, as of the Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the [Certificates][Notes] that is required to be filed with the Commission in accordance with the No-Action Letters, and the Underwriter shall provide the Company with a certification to that effect on the Closing Date.

               (h) In the event of any delay in the delivery by the Underwriter to the Company of all Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (d) above, or in the delivery of the accountant's comfort letter in respect thereof pursuant to Section 5.9, the Company shall have the right to delay the release of the Prospectus to investors or to the Underwriter, to delay the Closing Date and to take other appropriate actions in each case as necessary in order to allow the Company to comply with its agreement set forth in Section 5.9 to file the Computational Materials and ABS Term Sheets by the time specified therein.

               (i) The Underwriter represents that it has in place, and covenants that it shall maintain internal controls and procedures which it reasonably believes to be sufficient to ensure


                                       7



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full compliance with all applicable legal requirements of the No-Action Letters with respect to the generation and use of Computational Materials and ABS Term Sheets in connection with the offering of the [Certificates][Notes].

     5. Agreements. The Company agrees with you that:

          5.1 Before amending or supplementing the Registration Statement or the Prospectus with respect to the [Certificates][Notes], the Company will furnish you with a copy of each such proposed amendment or supplement.

          5.2 The Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424(b) under the Act by means reasonably calculated to result in filing with the Commission pursuant to said rule.

          5.3 If, during the period after the first date of the public offering of the [Certificates][Notes] in which a prospectus relating to the [Certificates][Notes] is required to be delivered under the Act, any event occurs as a result of which it is necessary to amend or supplement the Prospectus, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the 1933 Act Regulations, the Company promptly will prepare and furnish, at its own expense, to you, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

          5.4 The Company will furnish to you, without charge, a copy of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an underwriter or dealer may be required by the Act, as many copies of the Prospectus, any documents incorporated by reference therein and any amendments and supplements thereto as you may reasonably request.

          5.5 The Company agrees, so long as the [Certificates][Notes] shall be outstanding, or until such time as you shall cease to maintain a secondary market in the [Certificates][Notes], whichever first occurs, to deliver to you the annual statement as to compliance delivered to the Issuer, the Issuer and the Indenture Trustee pursuant to Section 3.10 of the Servicing Agreement and the Indenture and the annual statement of a firm of independent public accountants furnished to the Issuer, the Indenture Trustee and the Company pursuant to Section 3.11 of the Servicing Agreement, as soon as such statements are furnished to the Company.

          5.6 The Company will endeavor to arrange for the qualification of the [Certificates][Notes] for sale under the laws of such jurisdictions as you may reasonably designate and will maintain such qualification in effect so long as required for the initial distribution of the [Certificates][Notes]; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take


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any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          5.7 If the transactions contemplated by this Agreement are consummated, the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] will pay or cause to be paid all expenses incident to the performance of the obligations of the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] under this Agreement, and will reimburse you for any reasonable expenses (including reasonable fees and disbursements of counsel) reasonably incurred by you in connection with qualification of the [Certificates][Notes] for sale and determination of their eligibility for investment under the laws of such jurisdictions as you have reasonably requested pursuant to Section 5.6 above and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the [Certificates][Notes], and for expenses incurred in distributing the Prospectus (including any amendments and supplements thereto) to the Underwriter. Except as herein provided, you shall be responsible for paying all costs and expenses incurred by you, including the fees and disbursements of your counsel, in connection with the purchase and sale of the [Certificates][Notes].

          5.8 If, during the period after the Closing Date in which a prospectus relating to the [Certificates][Notes] is required to be delivered under the Act, the Company receives notice that a stop order suspending the effectiveness of the Registration Statement or preventing the offer and sale of the [Certificates][Notes] is in effect, the Company will advise you of the issuance of such stop order.

          5.9 The Company shall file the Computational Materials and ABS Term Sheets (if any) provided to it by the Underwriter under Section 4.2(d) with the Commission pursuant to a Current Report on Form 8-K by 10:00 a.m. on the morning the Prospectus is delivered to the Underwriter or, in the case of any Collateral Term Sheet required to be filed prior to such date, by 10:00 a.m. on the second business day following the first day on which such Collateral Term Sheet has been sent to a prospective investor; provided, however, that prior to such filing of the Computational Materials and ABS Term Sheets (other than any Collateral Term Sheets that are not based on the Pool Information) by the Company, the Underwriter must comply with its obligations pursuant to Section
4.2 and the Company must receive a letter from ______________, certified public accountants, satisfactory in form and substance to the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and their respective counsels, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the Company, as a result of which they determined that all information that is included in the Computational Materials and ABS Term Sheets (if any) provided by the Underwriter to the Company for filing on Form 8-K, as provided in Section 4.2 and this Section 5.9, is accurate except as to such matters that are not deemed by the Company to be material. The foregoing letter shall be at the expense of the Underwriter. The Company shall file any corrected Computational Materials described in Section 4.2(f) as soon as practicable following receipt thereof. The Company also will file with the Commission within fifteen days of the issuance of the [Certificates][Notes] a Current Report on Form 8-K (for purposes of filing the Indenture).


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


     6. Conditions to the Obligations of the Underwriter. The Underwriter's obligation to purchase the [Certificates][Notes] shall be subject to the following conditions:

          6.1 No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending or, to the knowledge of the Company, threatened by the Commission; and the Prospectus Supplement shall have been filed or transmitted for filing, by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) under the Act.

          6.2 Since ___________, 200_ there shall have been no material adverse change (not in the ordinary course of business) in the condition of the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE].

          6.3 The Company shall have delivered to you a certificate, dated the Closing Date, of the President, a Senior Vice President or a Vice President of the Company to the effect that the signer of such certificate has examined this Agreement, the Prospectus, the Loan Purchase Agreement, the Trust Agreement, the Servicing Agreement and the Indenture and various other closing documents, and that, to the best of his or her knowledge after reasonable investigation:

               (a) the representations and warranties of the Company in this Agreement are true and correct in all material respects; and

               (b) the Company has in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

          6.4 [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] shall have delivered to you a certificate, dated the Closing Date, of the President, a Senior Vice President or a Vice President of [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] to the effect that the signer of such certificate has examined the Loan Purchase Agreement, the Trust Agreement, the Servicing Agreement, the Indenture and this Agreement and that, to the best of his or her knowledge after reasonable investigation, the representations and warranties of [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] contained in the Loan Purchase Agreement, in the Servicing Agreement and in this Agreement are true and correct in all material respects.

          6.5 You shall have received the opinion of Orrick, Herrington & Sutcliffe LLP, special counsel for the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] dated the Closing Date and substantially to the effect set forth in Exhibit A, and the opinion of ____________, general counsel for the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], dated the Closing Date and substantially to the effect set forth in Exhibit B.

          6.6 You shall have received from _____________, counsel for the Underwriter, an opinion dated the Closing Date in form and substance satisfactory to the Underwriter.

          6.7 You shall have received from ________________, certified public accountants, (a) a letter dated the date hereof and satisfactory in form and substance to the Underwriter and the Underwriter's counsel, to the effect that they have performed certain specified procedures, all of which have been agreed to by the Underwriter, as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the captions "Description of the Mortgage Loan Pool," ["Servicing of the Mortgage Loans"] and "Description of the Securities" agrees with the records of the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] excluding any questions of legal interpretation and (b) the letter prepared pursuant to Section 5.9 hereof.

          6.8 The [Certificates][Notes] shall have been rated "     " by
______________ and "     " by_______________ .

          6.9 You shall have received the opinions of ______________ and _____________, special counsels to the Indenture Trustee and the Owner Trustee, respectively, dated the Closing Date, substantially to the effect set forth in Exhibit C-1 and Exhibit C-2.

          6.10 You shall have received from Orrick, Herrington & Sutcliffe LLP, special counsel to the Company, and from _____________, general counsel to the Company, reliance letters with respect to any opinions delivered to _______________and ______________.

          6.11 You shall have received the opinion of ____________________, special counsel to the Credit Enhancer, dated the Closing Date, substantially to the effect set forth in Exhibit G.

The Company will furnish you with conformed copies of the above opinions, certificates, letters and documents as you reasonably request.

     7. Indemnification and Contribution.

          7.1 The Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], jointly and severally, agree to indemnify and hold harmless you and each person, if any, who controls you within the meaning of either Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the [Certificates][Notes] as originally filed or in any amendment thereof or other filing incorporated by reference therein, or in the Prospectus or incorporated by reference therein (if used within the period set forth in Section 5.3 hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon any information with respect to which the Underwriter has agreed to indemnify the Company pursuant to Section 7.2; provided, however, that none of the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] or you will be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein relating to the Excluded Information or any information included in Computational Materials or ABS Term Sheets that is incorrect solely because the Pool Information deviates in any material respect from the parameters set forth in the bid sheet attached hereto as Exhibit H provided that such Underwriter has complied with its obligations to circulated and deliver to the Company revised Computational Materials and ABS Term Sheets in accordance with Section 4.2(e) (the "Excluded Pool Information").

          7.2 You agree to indemnify and hold harmless the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], their respective directors or officers and any person controlling the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] to the same extent as the indemnity set forth in Section 7.1 above from the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] to you, but only with respect to (i) the Underwriter Information and (ii) the Computational Materials and ABS Term Sheets, except to the extent of any errors in the Computational Materials or ABS Term Sheets that are caused by errors in the Pool Information; provided, however, that the indemnification set forth in this Section 7.2 shall not apply to the extent of any errors in the Computational Materials or ABS Term Sheets that are caused by Excluded Pool Information. In addition, you agree to indemnify and hold harmless the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], their respective directors or officers and any person controlling the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) caused by, resulting from, relating to, or based upon any legend regarding original issue discount on any Note resulting from incorrect information provided by the Underwriter in the [Certificates][Notes] described in Section 4.3 hereof.

          7.3 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 7.1 or 7.2, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you, in the case of parties indemnified pursuant to Section 7.1 and by the Company or

[INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], in the case of parties indemnified pursuant to Section 7.2. The indemnifying party may, at its option, at any time upon written notice to the indemnified party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the indemnified party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding the indemnifying party shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

          7.4 If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7.1 or 7.2 hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect not only the relative benefits received by the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] on the one hand and the Underwriter on the other from the offering of the [Certificates][Notes] but also the relative fault of the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] on the one hand and of the Underwriter, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] or by the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          7.5 The Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in Section 7.4, above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim except where the indemnified party is required to bear such expenses pursuant to
Section 7.4; which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party believes that it will be ultimately obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          7.6 The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,
(ii) any investigation made by the Underwriter or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and their respective directors or officers or any person controlling the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and (iii) acceptance of and payment for any of the [Certificates][Notes].

     8. Termination. This Agreement shall be subject to termination by notice given to the Company and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], if the sale of the [Certificates][Notes] provided for herein is not consummated because of any failure or refusal on the part of the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] shall be unable to perform their respective obligations under this Agreement. If you terminate this Agreement in accordance with this Section 8, the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] will reimburse you for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by the Underwriter in connection with the proposed purchase and sale of the [Certificates][Notes].

     9. Certain Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] or the officers of any of the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], and you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by you or on your behalf or made by or on behalf of the Company or [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] or any of their respective officers, directors or controlling persons, and will survive delivery of and payment for the [Certificates][Notes].

     10. Notices. All communications hereunder will be in writing and effective only on receipt, and if sent to the Underwriter will be mailed, delivered or telegraphed and confirmed to you at __________________, Attention:
______________ or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at HomePride Mortgage and Finance Corp., ______________, Attention: ______________ or, if sent to [INSERT NAME OF
APPROPRIATE DEPOSITOR AFFILIATE] will be mailed, delivered or telegraphed and confirmed to it at [INSERT NAME OF APPROPRIATE DEPOSITOR

AFFILIATE], [___________________________________________________], Attention:
_________________.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

     12. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and you.

                                           Very truly yours,

                                           HOMEPRIDE MORTGAGE AND FINANCE CORP.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           [INSERT NAME OF APPROPRIATE
                                               DEPOSITOR AFFILIATE]


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.
[NAME OF UNDERWRITER]

By:
    --------------------------------
    Name:
    Title:

                                   EXHIBIT A-1

                       ORRICK, HERRINGTON & SUTCLIFFE LLP

                                                            ______________, 200_

HomePride Mortgage and Finance Corp.
[___________________________]

[___________________________]

[DEPOSITOR AFFILIATE]
[_________________________]

[_________________________]

[UNDERWRITER NAME]
[_________________________]

[_________________________]

[OWNER TRUSTEE NAME]
[_________________________]

[_________________________]

[INDENTURE TRUSTEE NAME]
[_________________________]

[_________________________]

          Re:  HomePride Mortgage and Finance Corp. [Pass-Through
               Certificates][Asset-Backed Notes], Series 200__-__

Ladies and Gentlemen:

          We have acted as special counsel to HomePride Mortgage and Finance Corp. (the "Company") and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] (the "Master Servicer") in connection with the issuance and sale by the Company of [Asset-Backed Term Notes, Series 200_-____ (the "Underwritten Notes") pursuant to an Indenture, dated as of _____________, between HPMFC Trust 200 - (the "Issuer") and _______________, as the Indenture Trustee").][Pass-Through Certificates, Series 2000_-____ (the "Underwritten Certificates") pursuant to a Pooling and Servicing Agreement, dated as of _______________ among the Issuer, the Trustee, the Company and the Master Servicer.] The Issuer was created pursuant to a Trust Agreement, dated as of ________________, 200_ (the "Trust Agreement"), between the Company, as Depositor, and ______________, as the Owner Trustee. [The Issuer will also issue Asset-Backed Variable Funding Notes (the "Variable Funding Notes" and, together with the Underwritten Notes, the "Notes") and Asset-Backed Certificates (the "Certificates")]. The Company will enter into an Insurance and Reimbursement Agreement, dated as of

___________________ (the "Insurance Agreement"), among [NAME OF SELLER AND MASTER SERVICER] as the Seller and the Master Servicer, the Company as Depositor, the Issuer and __________________ (the "Credit Enhancer") pursuant to which the Credit Enhancement Instrument (consisting of the Principal/Interest Surety Bond and any Additional Surety Bonds, collectively, the "Credit Enhancement Instrument") will be issued in respect of the Notes and the Certificates.

          The Underwritten [Certificates][Notes] will evidence indebtedness of the Issuer. [NAME OF SELLER] transferred the Loans to the Company pursuant to a Loan Purchase Agreement, dated _________________________ (the "Loan Purchase Agreement"), in exchange for immediately available funds and the Certificates. Simultaneously, the Company transferred the Loans to the Issuer pursuant to the Indenture. The Company will sell the Underwritten [Certificates][Notes] to ____________________ (the "Underwriter"), pursuant to an Underwriting Agreement, dated ____________, 200_, among the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and the Underwriter (the "Underwriting Agreement"; the Loan Purchase Agreement, the Limited Liability Company Agreement, the Servicing Agreement, the Trust Agreement, the Indenture, the Custodial Agreement, the Insurance Agreement and the Underwriting Agreement, collectively, the "Agreements"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements. This opinion letter is rendered pursuant to Section 6.5 of the Underwriting Agreement.

          In connection with rendering this opinion letter, we have examined the Agreements and such records and other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of the parties contained in the Agreements and, where we have deemed appropriate, representations or certifications of officers of the Seller, the Company, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Credit Enhancer or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed that all parties, except for the Company, the Seller and the Master Servicer, had the corporate power and authority to enter into and perform all obligations under such documents. As to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. We have assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. We have further assumed the conformity of the Loans and related documents to the requirements of the Agreements.

          In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York, the corporate law of the State of Delaware and the federal law of the United States, nor do we express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. In rendering the opinion set forth below, as to matters governed by the laws of the State of Kansas, we have relied without independent investigation on the opinion letter of _____________________, Esq., general counsel to the Company and the Master Servicer, dated the date hereof, a copy of which is annexed hereto. To the extent that we have relied on the foregoing opinion letter, the opinions set forth below are subject to the same


                                     A-1-2
assumptions, qualifications, exceptions and other limitations set forth therein. We do not express any opinion on any issue not expressly addressed below.

          Based upon the foregoing, it is our opinion that:

     1. The Registration Statement has become effective under the Securities Act of 1933, as amended (the "Act"), and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, and no proceedings for that purpose have been instituted or threatened under Section 8(d) of the Act.

     2. The Registration Statement, at the Effective Date, and the Prospectus, as of the date of the Prospectus Supplement, other than any financial or statistical information or Computational Materials or ABS Term Sheets contained or incorporated by reference therein, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder.

     3. To our knowledge, there are no material contracts, indentures, or other documents (not including Computational Materials and ABS Term Sheets) of a character required to be described or referred to in either the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

     4. The Underwritten [Certificates][Notes], when duly and validly executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Indenture.

     5. The statements made in the Prospectus under the heading "Description of the Securities," insofar as such statements purport to summarize certain provisions of the Underwritten [Certificates][Notes] and the Servicing Agreement and the Indenture, provide a fair summary of such provisions. The statements made in the Basic Prospectus and the Prospectus Supplement, as the case may be, under the headings "Material Federal Income Tax Consequences," ["Certain Legal Aspects of the Loans", "Applicability of Usury Laws," "--Alternative Mortgage Instruments,"] and "ERISA Considerations," to the extent that they constitute matters of State of New York or federal law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Underwritten [Certificates][Notes] are correct in all material respects with respect to those consequences or matters that are discussed therein.

     6. The Indenture is required to be qualified under the Trust Indenture Act of 1939, as amended, but the Trust created by the Trust Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

     7. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by the Company or the Master Servicer of the transactions contemplated by the terms of the Agreements, except (a) such as have been obtained under the Act and
(b) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and the offer and sale of the Underwritten [Certificates][Notes] by the Underwriter, as to which we express no opinion.


                                     A-1-3

     8. Neither the sale of the Underwritten [Certificates][Notes] to the Underwriter pursuant to the Underwriting Agreement, nor the consummation of any other of the transactions contemplated by, or the fulfillment by the Company or the Master Servicer of the terms of the Agreements, will result in a breach of any term or provision of any federal or State of New York statute or regulation or, to the best of our knowledge, conflict with, result in a breach, violation or acceleration of or constitute a default under any order of any federal or State of New York court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or the Master Servicer.

     9. Each of the Agreements has been duly authorized, executed and delivered by the Company and the Master Servicer and, upon due authorization, execution and delivery by the other parties thereto, each will constitute a valid, legal and binding agreement of the Company and the Master Servicer, enforceable against the Company and the Master Servicer in accordance with its terms, except as the enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any of the Agreements which purport to provide indemnification with respect to securities law violations.

     [10. Assuming compliance with the provisions of the Indenture, for federal income tax purposes, the Trust Fund will qualify as a real estate mortgage investment conduit ("REMIC") within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986, the Underwritten [Certificates][Notes] will be "regular interests" in the Trust Fund and the _______________________ will be the sole class of "residual interests" in the Trust Fund, within the meaning of the REMIC Provisions in effect on the date hereof.]

     11. [Assuming compliance with the provisions of the Indenture, for City and State of New York income and corporation franchise tax purposes, the Trust Fund will be classified as a REMIC and not as a corporation, partnership or trust, in conformity with the federal income tax treatment of the Trust Fund. Accordingly, the Trust Fund will be exempt from all City and State of New York taxation imposed on its income, franchise or capital stock, and its assets will not be included in the calculation of any franchise tax liability.] [Assuming compliance with the provisions of the Trust Agreement and the Indenture, for City and State of New York income and corporation franchise tax purposes, the Trust will be classified as a partnership, with the assets of the partnership being the Owner Trust Estate, the partners of the partnership being the Certificateholders and the [Certificates][Notes] being debt of the partnership.]


                                     A-1-4

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without our prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                           Very truly yours,


                                           ORRICK, HERRINGTON & SUTCLIFFE LLP


                                     A-1-5

                                   EXHIBIT A-2

                       ORRICK, HERRINGTON & SUTCLIFFE LLP

                                                            ______________, 200_
HomePride Mortgage and Finance Corp.
[___________________________]

[___________________________]

          Re:  HomePride Mortgage and Finance Corp. [Pass-Through
               Certificates][Asset-Backed Notes], Series 200_ -__]

Ladies and Gentlemen:

          We have acted as special counsel to HomePride Mortgage and Finance Corp. (the "Company") and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] (the "Master Servicer") in connection with the issuance and sale by the Company of [Asset-Backed Term Notes, Series 200_-____ (the "Underwritten Notes") pursuant to an Indenture, dated as of ________________, between HPMFC Trust 200 - (the "Issuer") and ________________, as the Indenture Trustee").][Pass-Through Certificates, Series 2000_-____ (the "Underwritten Certificates") pursuant to a Pooling and Servicing Agreement, dated as of _______________ among the Issuer, the Trustee, the Company and the Master Servicer.] The Issuer was created pursuant to a Trust Agreement, dated as of _________________, 200_ (the "Trust Agreement"), between the Company, as Depositor, and ______________, as the Owner Trustee. [The Issuer will also issue Asset-Backed Variable Funding Notes (the "Variable Funding Notes" and, together with the Underwritten Notes, the "Notes") and Asset-Backed Certificates (the "Certificates")]. The Company will enter into an Insurance and Reimbursement Agreement, dated as of _____________________ (the "Insurance Agreement"), among [NAME OF SELLER AND MASTER SERVICER] as the Seller and the Master Servicer, the Company as Depositor, the Issuer and _______________________ (the "Credit Enhancer") pursuant to which the Credit Enhancement Instrument (consisting of the Principal/Interest Surety Bond and any Additional Surety Bonds, collectively, the "Credit Enhancement Instrument") will be issued in respect of the Notes and the Certificates.

          The Underwritten [Certificates][Notes] will evidence indebtedness of the Issuer. [NAME OF SELLER] transferred the Loans to the Company pursuant to a Loan Purchase Agreement, dated ________________________ (the "Loan Purchase Agreement"), in exchange for immediately available funds and the Certificates. Simultaneously, the Company transferred the Loans to the Issuer pursuant to the Indenture. The Company will sell the Underwritten [Certificates][Notes] to _______________________ (the "Underwriter"), pursuant to an Underwriting Agreement, dated _____________, 200_, among the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and the Underwriter (the "Underwriting Agreement"; the Loan Purchase Agreement, the Limited Liability Company Agreement, the Servicing Agreement, the Trust Agreement, the Indenture, the Custodial Agreement, the

Insurance Agreement and the Underwriting Agreement, collectively, the "Agreements"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements. This opinion letter is rendered pursuant to Section 6.5 of the Underwriting Agreement.

          In connection with rendering this opinion letter, we have examined the Agreements and such records and other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of the parties contained in the Agreements and, where we have deemed appropriate, representations or certifications of officers of the Company, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Credit Enhancer or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed that all parties, except for the Company, the Seller and the Master Servicer, had the corporate power and authority to enter into and perform all obligations under such documents. As to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. We have assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. We have further assumed the conformity of the Loans and related documents to the requirements of the Agreements.

          Because the primary purpose of our professional engagement was not to establish factual matters and because of the wholly or partially non-legal character of many determinations involved in the preparation of the Registration Statement and the Prospectus, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the extent expressly set forth in paragraph numbered 5 of our opinion letter relating to certain securities matters, dated the date hereof and addressed to the Company, [NAME OF DEPOSITOR AFFILIATE], the Underwriter, the Owner Trustee and the Indenture Trustee (the "Closing Opinion"), and make no representation that we have otherwise independently verified the accuracy, completeness or fairness of such statements, except as aforesaid. In particular and without limiting the foregoing, we have not examined any accounting, financial or statistical records not included in either the Registration Statement or the Prospectus from which the information and statements included therein are derived, and we express no belief as to any such accounting, financial or statistical information contained in either the Registration Statement or the Prospectus or the information included under the caption "Method of Distribution" contained in the Prospectus Supplement, or as to any Computational Materials or ABS Term Sheets. We also note that we are not experts with respect to any portion of the Registration Statement or the Prospectus, including without limitation such accounting, financial or statistical information, except to the extent we may be deemed to be "experts" within the meaning of the Securities Act of 1933, as amended, or the rules and regulations thereunder with respect to the matters specifically mentioned in paragraph numbered 5 of the Closing Opinion.

          However, in the course of our acting as counsel to the Company in connection with its preparation of the Registration Statement or the Prospectus, we met in conferences and participated in telephone conversations involving representatives of the Company, representatives of the Master Servicer, representatives of the Underwriter, representatives of the


                                     A-2-2

Owner Trustee, representatives of the Indenture Trustee, representatives of the Credit Enhancer, representatives of the Custodian, _________________________ in their capacity as counsel to the Underwriter and _____________________ in their capacity as counsel to the Credit Enhancer, during which conferences and telephone conversations the contents of the Registration Statement and the Prospectus and related matters were discussed. In addition, we reviewed the minutes of the Board of Directors of the Company and of the Master Servicer, which minutes were represented to us by the Company or the Master Servicer, as applicable, to ____________________, 200_, and certain documents furnished to us by the Company and the Master Servicer or otherwise in our possession. We have not otherwise undertaken any procedures that were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements made in the Registration Statement or the Prospectus.

          Based on the foregoing, our understanding of applicable law and the experience we have gained in our practice thereunder, we hereby advise the Underwriter that no information has come to our attention that causes us to believe that the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          This letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without our prior written consent. Copies of this letter may not be furnished to any other person or entity, nor may any portion of this letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                           Very truly yours,


                                           ORRICK, HERRINGTON & SUTCLIFFE LLP


                                     A-2-3

                                    EXHIBIT B

                             [HOMEPRIDE LETTERHEAD]

                                                            ______________, 200_

[The Indenture Trustee]

[The Underwriter]

          Re:  HomePride Mortgage and Finance Corp. [Pass-Through
               Certificates][Asset-Backed Notes], Series 200_-____

Ladies & Gentlemen:

          I am General Counsel to HomePride Mortgage and Finance Corp. (the "Company") and [NAME OF MASTER SERVICER] (the "Master Servicer"). In that capacity, I am familiar with the issuance and sale by the Company of [Asset-Backed Term Notes, Series 200 - (the "Underwritten Notes") pursuant to an Indenture, dated as of ____________________ , between HPMFC Trust 200 - (the "Issuer") and ____________________, as the Indenture Trustee").][Pass-Through Certificates, Series 2000_-____ (the "Underwritten Certificates") pursuant to a Pooling and Servicing Agreement, dated as of _______________ among the Issuer, the Trustee, the Company and the Master Servicer.] [The Issuer was created pursuant to a Trust Agreement, dated as of ______________, 200_ (the "Trust Agreement"), between the Company, as Depositor, and _________________, as the Owner Trustee. The Issuer will also issue Asset-Backed Variable Funding Notes (the "Variable Funding Notes" and, together with the Underwritten Notes, the "Notes") and Asset-Backed Certificates (the "Certificates").] [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] will enter into an Insurance and Reimbursement Agreement, dated as of ______________________ (the "Insurance Agreement"), among [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] as the Seller and the Master Servicer, the Company as Depositor, the Issuer and ______________________ (the "Credit Enhancer") pursuant to which the Credit Enhancement Instrument (consisting of the Principal/Interest Surety Bond and any Additional Surety Bonds, collectively, the "Credit Enhancement Instrument") will be issued in respect of the Notes and the Certificates.

          The Underwritten [Certificates][Notes] will evidence indebtedness of the Issuer. [NAME OF SELLER] transferred the Loans to the Company pursuant to a Loan Purchase Agreement, dated ____________________ (the "Loan Purchase Agreement"), in exchange for immediately available funds and the Certificates. Simultaneously, the Company transferred the Loans to the Issuer pursuant to the Indenture. The Company will sell the Underwritten [Certificates][Notes] to ___________________ (the "Underwriter"), pursuant to an Underwriting Agreement, dated ______________, 200_, among the Company, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and the Underwriter (the "Underwriting Agreement"; the Loan Purchase Agreement, the Limited Liability Company Agreement, the Servicing Agreement, the Trust Agreement, the Indenture, the Custodial Agreement, the Insurance Agreement and the Underwriting Agreement, collectively, the "Agreements"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements. This opinion letter is rendered pursuant to Section 6.5 of the Underwriting Agreement.

          In connection with rendering this opinion letter, I have examined the Agreements and such records and other documents as I have deemed necessary. As to matters of fact, I have examined and relied upon representations of the parties contained in the Agreements and, where I have deemed appropriate, representations or certifications of officers of the Company, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Credit Enhancer or public officials. I have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. I have assumed that all parties, except for the Company and the Master Servicer, had the corporate power and authority to enter into and perform all obligations under such documents. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. I have further assumed the conformity of the Loans and related documents to the requirements of the Agreements.

          In rendering this opinion letter, I do not express any opinion concerning law other than the law of the State of [Kansas], the corporate law of the State of Delaware and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. I do not express any opinion on any issue not expressly addressed below.

          Based upon the foregoing, I am of the opinion that:

     1. The Company and the Master Servicer are duly incorporated and are validly existing as corporations in good standing under the laws of the State of Delaware, and each has the requisite power and authority, corporate or other, to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Agreements.

     2. Each of the Agreements has been duly and validly authorized, executed and delivered by the Company and the Master Servicer and, upon due authorization, execution and delivery by other parties thereto, will constitute the valid, legal and binding agreements of the Company and the Master Servicer, enforceable against the Company and the Master Servicer in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport to provide indemnification with respect to securities law violations.

     3. The Underwritten [Certificates][Notes], when duly and validly executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Servicing Agreement.

     4. No consent, approval, authorization or order of the State of [Kansas] or federal court or governmental agency or body is required for the consummation by the Company or the Master Servicer of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

     5. Neither the sale, issuance and delivery of the Underwritten [Certificates][Notes] as provided in the Agreements, nor the consummation of any other of the transactions contemplated by, or the fulfillment of any other of the terms of, the Agreements, will result in a breach of any term or provision of the charter or bylaws of the Company or the Master Servicer or any State of [Kansas] or federal statute or regulation or conflict with, result in a breach, violation or acceleration of or constitute a default under the terms of any indenture or other material agreement or instrument to which the Company or the Master Servicer is a party or by which it is bound or any order or regulation of any State of [Kansas] or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or the Master Servicer.

          This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity, except Orrick, Herrington & Sutcliffe LLP, is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                           Very truly yours,


                                           [________________]
                                           [General] [Associate] Counsel

                                   EXHIBIT C-1

                    [COUNSEL TO INDENTURE TRUSTEE LETTERHEAD]

                                                            ______________, 200_

HomePride Mortgage and Finance Corp.            [The Credit Enhancer]
[______________________________]

[______________________________]                Moody's Investor Service
                                                99 Church Street
[______________________________]                New York, New York 10007

[INSERT NAME OF APPROPRIATE                     Standard & Poor's
DEPOSITOR AFFILIATE]
[______________________________]                a division of
                                                The McGraw-Hill Companies, Inc.
[______________________________]                55 Water Street
                                                New York, New York 10004
[______________________________]

[The Underwriter]

[The Owner Trustee]

          Re:  HomePride Mortgage and Finance Corp. [Pass-Through
               Certificates][Asset-Backed Notes], Series 200_-____

Ladies and Gentlemen:

          We have acted as special counsel to _________________ (the "Trustee"). In that capacity, we are familiar with the issuance and sale by HomePride Mortgage and Finance Corp. (the "Company") of its [Asset-Backed Term Notes, Series 200_-____ (the "Underwritten Notes") pursuant to an Indenture, dated as of __________________, between HPMFC Trust 200_-__ (the "Issuer") and _______________, as the Trustee").][Pass-Through Certificates, Series 2000_-____ (the "Underwritten Certificates") pursuant to a Pooling and Servicing Agreement, dated as of _______________ among the Issuer, the Trustee, the Company and the Master Servicer.] Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements.

          In arriving at the opinions expressed below, we have examined and relied upon the originals or copies, certified or otherwise identified to our satisfaction, of the Indenture and of such documents, instruments and certificates, and we have made such investigations of law, as we have deemed appropriate as the basis for the opinions expressed below. We have assumed but have not verified that the signatures on all documents that we have examined are genuine and that each person signing each such document was duly authorized to sign such document on behalf of the person or entity purported to be bound thereby.

          Based on the foregoing, we are of the opinion that:

     1. The Trustee has full corporate power and authority to execute and deliver the [Indenture][Pooling Agreement], the Administration Agreement, the Custodial Agreement and the [Certificates][Notes] and to perform its obligations under the [Servicing Agreement, the Indenture][the Pooling Agreement], the Administration Agreement and the Custodial Agreement.

     2. The Trustee has duly accepted the office of trustee under the [Indenture][Pooling Agreement].

     3. Each of the [Indenture][Pooling Agreement], the Administration Agreement and the Custodial Agreement has been duly authorized, executed and delivered by the Trustee, and the Trustee has duly executed and delivered the Certificates as provided as provided in the Servicing Agreement.

     4. The [Indenture][Pooling Agreement] is a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity, regardless of whether such enforcement is considered in a proceeding at law or in equity.

     5. Assuming compliance with the provisions of the [Trust Agreement and] the [Indenture][Pooling Agreement], for City and State of New York income and corporation franchise tax purposes, the Trust will be classified as a partnership, with the assets of the partnership being the Owner Trust Estate, the partners of the partnership being the [Class R Certificateholder][Certificateholders] and the [Certificates][Notes] being debt of the partnership.

          We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York.

          We are furnishing this opinion to you solely for your benefit. This opinion may not be used, circulated, quoted or otherwise referred to for any other purpose.

                                           Very truly yours,


                                           [COUNSEL TO THE TRUSTEE]


                                     C-1-2

                                   EXHIBIT C-2

                      [COUNSEL TO OWNER TRUSTEE LETTERHEAD]

                                                            ______________, 200_

HomePride Mortgage and Finance Corp.        [The Indenture Trustee]
[______________________________]

[______________________________]

[______________________________]

[INSERT NAME OF APPROPRIATE
DEPOSITOR AFFILIATE]                        [The Credit Enhancer]
[______________________________]

[______________________________]

[______________________________]

[The Underwriter]

          Re: HomePride Mortgage and Finance Corp. Asset-Backed Notes, Series 200_-____

Ladies and Gentlemen:

          We have acted as special counsel to _________________ (the "Owner Trustee"). In that capacity, we are familiar with the issuance and sale by HomePride Mortgage and Finance Corp. (the "Company") of its Asset-Backed Term Notes, Series 200_-____ (the "Underwritten Notes") pursuant to an Indenture, dated as of ______________, between HPMFC Trust 200_-____ (the "Issuer") and ___________________, as the Trustee. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements.

          In arriving at the opinions expressed below, we have examined and relied upon the originals or copies, certified or otherwise identified to our satisfaction, of the Trust Agreement, the Indenture, the Insurance Agreement and of such documents, instruments and certificates, and we have made such investigations of law, as we have deemed appropriate as the basis for the opinions expressed below. We have assumed but have not verified that the signatures on all documents that we have examined are genuine and that each person signing each such document was duly authorized to sign such document on behalf of the person or entity purported to be bound thereby.

          Based on the foregoing, we are of the opinion that:

     1. The Owner Trustee has been duly incorporated and is validly existing as a _____________________ in good standing under the laws of the State of Delaware.

     2. The Owner Trustee has full corporate power and authority to execute and deliver the Trust Agreement and, on behalf of the Trust, the Indenture, the Insurance

          Agreement, the Administration Agreement, the Custodial Agreement and the Certificates and to perform its obligations under the Trust Agreement and, on behalf of the Trust, under the Indenture, the Insurance Agreement, the Administration Agreement and the Custodial Agreement.

     3. The Owner Trustee has duly accepted the office of trustee under the Trust Agreement.

     4. Each of the Trust Agreement and, on behalf of the Trust, the Indenture, the Insurance Agreement, the Administration Agreement and the Custodial Agreement has been duly authorized, executed and delivered by the Owner Trustee, and the Owner Trustee has duly executed and delivered the Certificates as provided as provided in the Trust Agreement.

     5. The Trust Agreement is a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity, regardless of whether such enforcement is considered in a proceeding at law or in equity.

     6. The execution and delivery by the Owner Trustee of the Trust Agreement and, on behalf of the Trust, of the Indenture, the Insurance Agreement, the Administration Agreement and the Custodial Agreement do not require any consent, approval or authorization of, or any registration or filing with, any Delaware or United States Federal governmental authority having jurisdiction over the trust power of the Owner Trustee, other than those consents, approvals or authorizations as have been obtained and the filing of the Certificates of Trust with the Secretary of State of the State of Delaware.

     7. The execution and delivery by the Owner Trustee of the Trust Agreement and, on behalf of the Trust, the Indenture, the Insurance Agreement, the Administration Agreement and the Custodial Agreement, and the performance by the Owner Trustee of its obligations thereunder do not conflict with, result in a breach or violation of or constitute a default under, the Articles of Association or By-laws of the Owner Trustee.

          We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the State of Delaware and the federal laws of the United States of America.

          We are furnishing this opinion to you solely for your benefit. This opinion may not be used, circulated, quoted or otherwise referred to for any other purpose. [A copy of this opinion may be delivered by you to _______________________ and _____________________, each of which may rely on this opinion as if it were addressed to it.]



                                           Very truly yours,


                                           [COUNSEL TO THE OWNER TRUSTEE]


                                     C-2-2

                                    EXHIBIT D

                              Excluded Information

                                    EXHIBIT E

                             Underwriter Information

                                    EXHIBIT F

                                 Form of Legend

                                    EXHIBIT G

                     [COUNSEL TO CREDIT ENHANCER LETTERHEAD]

                                                            ______________, 200_

[The Underwriter]                               [The Indenture Trustee]

[INSERT NAME OF APPROPRIATE
DEPOSITOR AFFILIATE]                            Moody's Investors Service
[_____________________]                         99 Church Street
                                                New York, New York 10007
[_____________________]

[The Owner Trustee]                             Standard & Poor's,
                                                a division of
                                                The McGraw-Hill Companies, Inc.
                                                55 Water Street
                                                New York, New York 10004

          Re:  HomePride Mortgage and Finance Corp. [Pass-Through
               Certificates][Asset-Backed Notes], Series 200_-__

Ladies and Gentlemen:

          We have acted as special counsel to __________________________ ("____________") in connection with the issuance by _____________ of its Surety Bond Number SB_______ (the "Surety Bond") with respect to the Notes issued by HPMFC Trust 200 - (the "Issuer") pursuant to the trust agreement (the "Trust Agreement"), dated as of __________________, between HomePride Mortgage and Finance Corp. (the "Depositor") and _________________, as owner Trustee (the "Owner Trustee"), and the Indenture, dated as of __________________, between the Issuer and ______________________, as indenture trustee (the "Indenture Trustee").

          For the purposes of this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction of (i) the Certificate of Incorporation and the By-Laws of ____________; (ii) resolutions adopted by the Board of Directors of ____________ relevant to the issuance of the Surety Bond; (iii) the Surety Bond; (iv) the Insurance and Reimbursement Agreement (the "Insurance Agreement"), among _____________, the Depositor, the Issuer and [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], as Seller and Master Servicer, dated as of _____________; (v) the Indemnification Agreement (the "Indemnification Agreement"), dated as of ______________, among _____________, the Depositor, ___________, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and _______________; (vi) the certificate of the Secretary of ____________ dated as of the date hereof (the

"Certificate"); and (vii) such other documents that we have deemed necessary or appropriate as a basis for the opinion set forth below.

          Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements.

          In our examination we have assumed the genuineness of all signatures and the legal capacity of natural persons (other than with respect to officers of ), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. We have relied upon the certificates, statements and representations of officers and other representatives of with regard to all facts (but not conclusions of law) material to the opinions set forth below and have not conducted an independent inquiry as to such matters. Based upon and subject to the foregoing, we are of the opinion that:

     1. _______ is a corporation validly existing, in good standing and licensed to transact the business of surety and financial guaranty insurance under the laws of the State of New York.

     2. _______ has the corporate power to execute and deliver, and to take all action required of it under the Surety Bond, the Insurance Agreement and the Indemnification Agreement.

     3. Except as have already been obtained, no authorization, consent, approval, license, formal exemption, or declaration from, nor any registration or filing with, any court or governmental agency or body of the United States of America or the State of New York, which if not obtained would affect or impair the validity or enforceability of the Surety Bond, the Insurance Agreement or the Indemnification Agreement against _______, is required in connection with the execution and delivery by _______ of the Surety Bond, the Insurance Agreement and the Indemnification Agreement or in connection with _______'s performance of its obligations thereunder.

     4. The Surety Bond, the Insurance Agreement and the Indemnification Agreement have been duly authorized, executed and delivered by ________________ and the Surety Bond and, assuming due authorization, execution and delivery of the Insurance Agreement by the parties thereto (other than ______________), the Insurance Agreement and the Indemnification Agreement, constitute the legally valid and binding obligations of _________________, enforceable in accordance with their respective terms subject, as to enforcement, to (a) bankruptcy, reorganization, insolvency, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferential transfers and equitable subordination, presently or from time to time in effect, and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), as such laws may be applied in any such proceeding with respect to ______________; (b) the qualification that the remedy of specific performance may be subject to equitable defenses and to the discretion of the court before which any proceedings with respect thereto may be brought; and (c) the enforceability or rights to indemnification under the Indemnification Agreement may be subject to limitations of public policy under applicable securities laws.

     5. The Surety Bond is not required to be registered under the Securities Act of 1933, as amended.

          We express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York. This opinion is limited to the laws of New York and the United States of America as in effect on the date hereof and, in rendering this opinion, we assume no obligation to revise or supplement this opinion should the present laws, or the interpretation thereof, be changed.

          This opinion has been furnished solely for your benefit in connection with the transactions described herein and on the condition that the opinions expressed herein may not be published or otherwise communicated to any other party, or relied upon by any other party, without prior written approval in each instance.

                                           Very truly yours,


                                           [COUNSEL TO THE CREDIT ENHANCER]

                                    EXHIBIT H

                                    Bid Sheet


                                      H-1